                                   FOURTH AMENDMENT

          This Fourth Amendment (this "Amendment") is entered into as of October 31, 1998 by and among Fannie May Holdings, Inc., a Delaware corporation ("Holdings"), Archibald Candy Corporation, an Illinois corporation, as successor by merger to FMCAN Acquisition Corp. (the "Company"), and the persons named on the signature pages hereof (the "Purchasers"), and amends the Securities Purchase Agreement entered into as of October 30, 1991 among Holdings, the Company and the Purchasers (as amended by the First Amendment thereto dated as of September 18, 1992, the Second Amendment thereto dated as of August 12, 1994, and the Third Amendment thereto dated as of July 2, 1997, and as otherwise amended, modified and supplemented prior to the date hereof, the "Securities Purchase Agreement"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Securities Purchase Agreement.


                                       RECITALS

          A. The Company intends to enter into a Stock Purchase Agreement (the "SFG Stock Purchase Agreement") with Sweet Factory Group, Inc. ("Group"), Sweet Factory, Inc. ("SFI"), SF Candy Company ("SFC"), SF Properties, Inc. ("SFP"; each of SFI, SFC and SFP are directly, wholly-owned subsidiaries of Group) (Group, SFC, SFP and SFI are referred to herein, collectively, as the "SFG Entities"), and the selling stockholders of Group named therein, pursuant to which the Company, or a wholly-owned subsidiary thereof, will acquire all of Group's outstanding capital stock for approximately $30,000,000 (the "SFG Acquisition").

          B. Concurrently with the SFG Acquisition, the Company intends to issue an additional $30,000,000 in principal amount of 101/4% Senior Secured Notes due 2004 ("Additional Notes") initially in transactions that comply with Rule 144A and other available exemptions under the Securities Act (the "Additional Offering"); the Company intends to subsequently exchange (the "Additional Exchange") the Additional Notes for substantially identical Company 101/4% Senior Secured Notes due 2004 that the Company will have registered with the Securities and Exchange Commission (the "Additional Exchange Notes"); and the Additional Exchange Notes will be identical to the Original Exchange Notes (as defined below).

          C. The net proceeds of the Additional Offering will be used, together with other cash available to the Company, (i) to fund the SFG Acquisition, (ii) for certain cost savings initiatives related to the SFG Acquisition and (iii) for fees, costs and expenses incurred in connection with the SFG Acquisition and the Additional Offering.

          D. On July 2, 1997, the Company issued $100,000,000 in principal amount of its 101/4% Senior Secured Notes due 2004 (the "Original Notes") pursuant to the Indenture.

          E. On November 13, 1997, the holders of the Original Notes exchanged the Original Notes for substantially identical Company 101/4% Senior Secured Notes due 2004 that the Company registered with the Securities and Exchange Commission (the "Original Exchange Notes").

          F. The Original Notes were secured by, and the Original Exchange Notes currently are secured by, (i) security interests in certain of the Company's equipment, fixtures and general intangibles, including trademarks, and mortgages on certain of the Company's owned real property, and the proceeds of the foregoing, and (ii) a security interest in and a pledge of all of the capital stock of the Company's future subsidiaries (collectively, the "Original Indenture Collateral").

          G. The Additional Notes (and, upon the completion of the Additional Exchange, the Additional Exchange Notes) also will be secured by the Original Indenture Collateral.

          H. In addition, upon the consummation of the SFG Acquisition, the Original Exchange Notes and the Additional Notes (and, upon the completion of the Additional Exchange, the Additional Exchange Notes) also will be secured by (i) security interests in certain of the SFG Entities' equipment, fixtures and general intangibles, including trademarks, and the proceeds of the foregoing, and (ii) a security interest in and a pledge of all of the capital stock of each of the SFG Entities and all of the capital stock of any of the SFG Entities' future subsidiaries.

          I. Concurrently with the Additional Offering, the Company is soliciting the consent of the holders of the Original Exchange Notes to certain amendments to the Indenture in order to permit, among other things, the sale of the Additional Notes and the consummation of the SFG Acquisition; and the Company intends to pay a reasonable consent fee to all holders that grant their consent to such amendment of the Indenture.

          J. Concurrently with the SFG Acquisition and the Additional Offering, the Company may amend its Credit Facility to increase the aggregate amount which the Company may borrow from time to time thereunder from $20,000,000 to $25,000,000 (the "First Amendment to Credit Facility").

          K. Whether or not the Company amends the Credit Facility to increase the maximum amount available thereunder, the Company will, upon the consummation of the SFG Acquisition, grant, as additional security under the Credit Facility, a security interest in the SFG Entities' accounts, raw materials and finished goods inventory.

          NOW, THEREFORE, in consideration of the premises and the agreements contained herein, the undersigned hereby agree as follows:

          1. Section 1 of the Securities Purchase Agreement is hereby amended by adding the following definitions:

          "Additional Exchange" has the meaning ascribed to such term in Recital B of the Fourth Amendment.

          "Additional Exchange Notes" has the meaning ascribed to such term in Recital B of the Fourth Amendment.

          "Additional Notes" has the meaning ascribed to such term in Recital B of the Fourth Amendment.

          "Additional Offering" has the meaning ascribed to such term in Recital B of the Fourth Amendment.

          "Fourth Amendment" means the Fourth Amendment to this Agreement, dated as of October 31, 1998.

          "Original Exchange Notes" has the meaning ascribed to such term in Recital E of the Fourth Amendment.

          "Original Notes" has the meaning ascribed to such term in Recital D of the Fourth Amendment.

          "SFG Acquisition" has the meaning ascribed to such term in Recital A of the Fourth Amendment.

          "SFG Entities" has the meaning ascribed to such term in Recital A of the Fourth Amendment.

          "SFG Stock Purchase Agreement" has the meaning ascribed to such term in Recital A of the Fourth Amendment.

          2. Section 1 of the Securities Purchase Agreement is hereby further amended by deleting the definitions of "Bank Collateral" and "Indenture Collateral" in their entirety.

          3. Section 1 of the Securities Purchase Agreement is hereby further amended by amending and restating the definition of "EBITDA" set forth therein in its entirety as follows:

          "EBITDA" means, for any period, Consolidated Net Income for such period (a) PLUS all amounts deducted in determining such Consolidated Net Income on account of (i) Consolidated Interest Expense, (ii) taxes based on or measured by income, (iii) depreciation expense, (iv) amortization expense (including, without limitation, amortization expense related to the write-up in the Book Value of any assets due to goodwill or unallocated purchase price and other amortization or depreciation arising out of the transactions related to Holdings' acquisition of the Company, to the extent such adjustments are made pursuant to APB Nos. 16 and 17 and are deducted in determining Consolidated Net Income for such period), (v) all Management Fees accrued during such period, (vi) the non-cash portion of expenses under the SAR Agreements and any Permitted Stock Option Plan and (vii) non-capital expenditures made in connection with the SFG Acquisition and the consolidation of the SFG Entities' operations into the Company's operations (provided that such non-capital expenditures are not in excess of the amounts therefor described in that certain Memorandum dated September 11, 1998 (the "SFG Acquisition Memorandum") from Adam E. Max and Ted A. Shepherd to John W. Jordan II, Thomas H. Quinn, Raymond F. Henze III and Jeffrey J. Rosen), (b) MINUS all Management Fees paid or (to the extent all covenants restricting the payment of Management Fees will be satisfied) to be paid with respect to such period, all as determined for Holdings and its Subsidiaries on a consolidated basis in accordance with GAAP.

          4. Section 1 of the Securities Purchase Agreement is hereby further amended by amending and restating the definition of "Fixed Charges" set forth therein in its entirety as follows:

          "Fixed Charges" shall mean, for any period, without duplication, Consolidated Interest Expense for such period, (a) PLUS (i) scheduled payments of principal of all Indebtedness for borrowed money of Holdings and its Subsidiaries during such period, (ii) capital expenditures made during such period (reduced by the aggregate amount of Net Cash Proceeds received by the Company and its Subsidiaries during such period in respect of sales of capital assets), and (iii) payments actually paid in cash with respect to such period with respect to the SAR Agreements, or notes issued pursuant thereto, and preferred stock, (b) MINUS all capital expenditures made in connection with the SFG Acquisition and the consolidation of the SFG Entities' operations into the Company's operations (provided that such capital expenditures are not in excess of the amounts therefor described in the SFG Acquisition Memorandum) all as determined for Holdings and its Subsidiaries on a consolidated basis in accordance with GAAP.

          5. Section 1 of the Securities Purchase Agreement is hereby further amended by amending and restating the definition of "Senior Notes" in its entirety as follows:

          "Senior Notes" means, collectively, (i) the Original Exchange Notes,
          (ii) the Additional Notes, if any, that are not exchanged for Additional Exchange Notes pursuant to the Additional Exchange, and
          (iii) upon the consummation of the Additional Exchange, the Additional Exchange Notes.

          6. The second paragraph of Section 6.11 of the Securities Purchase Agreement is hereby amended by replacing the word "direct" where it appears therein with "directly or indirectly, wholly-owned".

          7. Clause (f) of Section 7.4 of the Securities Purchase Agreement is hereby amended by deleting the reference therein to "permitted by Section 7.7".

          8. Section 7.6 of the Securities Purchase Agreement is hereby amended by adding the following to the end thereof:

          "Notwithstanding the foregoing, there shall be excluded from the prohibition on Investments under this Section 7.6 the consummation of the SFG Acquisition and the transactions contemplated by the SFG Stock Purchase Agreement."

          9. Effective as of the Effective Date (as hereinafter defined), in consideration of the representations, warranties, covenants and agreements of Holdings and the Company set forth in this Amendment, the Purchasers hereby (a) consent to each of the following:

               (i) the consummation of the SFG Acquisition and the execution, delivery and performance by the Company of the SFG Stock Purchase Agreement;

               (ii) the consummation of the Additional Offering of the Additional Notes, the amendment of the Indenture required in connection therewith and the granting of the additional security interests contemplated by the Additional Offering (including the incurrence of indebtedness, the granting of security interests, the creation of Liens and the payment of fees and expenses related thereto (including the consent fees paid in connection with the solicitation of the holders of the Original Exchange Notes)) and the subsequently contemplated Additional Exchange Offer; and

               (iii) the execution, delivery and performance of, and the
                     consummation of the transactions contemplated by, the First Amendment to Credit Facility (including the incurrence of indebtedness, the granting of security interests, the creation of Liens and the payment of fees and expenses related thereto); and

               (b) waive any Event of Default under the provisions of the Securities Purchase Agreement that would be deemed to result exclusively from such execution, delivery, performance and consummation of the transactions described in clause (a) of this paragraph 9.

          10. To induce the Purchasers to enter into this Amendment, Holdings and the Company, jointly and severally, represent and warrant to each Purchaser that the following statements are true, correct and complete as of the date hereof:

               (a) Each of Holdings and the Company has all requisite corporate power and authority to enter into this Amendment and to perform its obligations under the Securities Purchase Agreement as amended by this Amendment (the "Amended Agreement").

               (b) The execution and delivery of this Amendment has been duly authorized by all necessary corporate action by Holdings and the Company.

               (c) The execution and delivery by each of Holdings and the Company of this Amendment and the performance by Holdings and the Company of their respective obligations under the Amended Agreement do not and will not (i) violate any provision of any law, rule or regulation applicable to Holdings, the Company or any of their respective Subsidiaries, the organizational documents of Holdings, the Company or any of their respective Subsidiaries or any order, judgment or decree of any court or any agency or government binding on Holdings, the Company or any of their respective Subsidiaries, (ii) conflict with, result in a breach of, or constitute a default under, any contractual obligation of Holdings, the Company or any of their respective Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of their properties or assets (other than Liens created pursuant to the Senior Financing Documents or the Indenture), or (iv) require any approval of stockholders or any approval or consent of any Person under any contractual obligation of Holdings, the Company or any of their respective Subsidiaries, except approvals and consents which have been obtained on or before the Effective Date.

               (d) This Amendment and the Amended Agreement are the legally valid and binding obligations of each of Holdings and the Company enforceable against such entity in accordance with their respective terms.

               (e) No event has occurred and is continuing which would constitute an Event of Default.

          11. This Amendment will become effective upon the consummation of the SFG Acquisition and the Additional Offering (the "Effective Date").

          12. Except as specifically amended by this Amendment, the Securities Purchase Agreement shall remain in full force and effect and is hereby ratified and confirmed. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provisions of, or operate as a waiver of any right, power or remedy of the Purchasers under, the Securities Purchase Agreement.

          13. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

          14. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                             [signature pages follow]

          IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment to the Securities Purchase Agreement as of the date first above written.

                              FANNIE MAY HOLDINGS, INC.


                              By:   /s/ Ted A. Shepherd
                                  -------------------------------------------
                              Its:   President and Chief Operating Officer
                                  -------------------------------------------


                              ARCHIBALD CANDY CORPORATION


                              By:   /s/ Ted A. Shepherd
                                  -------------------------------------------
                              Its:   President and Chief Operating Officer
                                  -------------------------------------------



                              TCW SPECIAL PLACEMENTS FUND III


                              By:  TCW Capital
                              Its: Managing General Partner

                                   By:  TCW Asset Management Company
                                   Its: Managing General Partner

                                        By:  /s/ Raymond F. Henze
                                           ----------------------------------
                                        Its:  Managing Director
                                           ----------------------------------


                              TCW CAPITAL, as Investment Manager
                              pursuant to an Investment Management
                              Agreement dated as of June 19, 1989

                              By:  TCW Asset Management Company
                              Its: Managing General Partner

                                        By:  /s/ Raymond F. Henze
                                            ---------------------------------
                                        Its:  Managing Director
                                            ---------------------------------

                              TCW CAPITAL, as Investment Manager
                              pursuant to an Investment Management
                              Agreement dated as of April 18, 1990


                              By:  TCW Asset Management Company
                              Its: Managing General Partner

                                        By:  /s/ Raymond F. Henze
                                             --------------------------------
                                        Its:  Managing Director
                                             --------------------------------




                              MEZZANINE CAPITAL

                              By:  TCW Asset Management Company
                              Its: Managing General Partner

                                        By:  /s/ Raymond F. Henze
                                             --------------------------------
                                        Its:  Managing Director
                                             --------------------------------




                              JZ EQUITY PARTNERS PLC
                              (f/k/a MCIT (EXISTING POOL) LIMITED)

                                        By:  /s/ James Jordan
                                             --------------------------------
                                        Its:  Director
                                             --------------------------------



                              WCT INVESTMENT PTE. LTD

                              By:  /s/Lam Chih Tsung
                                  -------------------------------------------
                              Its:  Director
                                  -------------------------------------------



                              JORDAN INDUSTRIES, INC.

                              By:  /s/ Thomas H. Quinn
                                  -------------------------------------------
                              Its:  Director
                                  -------------------------------------------